Exhibit 10.24.b


                                   TERMS ANNEX

        This TERMS ANNEX, dated as of March 1, 2005, forms a part of the Master Repurchase Agreement, dated as of February 19, 2002 (the "Repurchase Agreement") between LIQUID FUNDING, LTD. (the "Buyer") and CT LF FUNDING CORP. (the "Seller"). This Terms Annex shall apply to Transactions in which Liquid Funding, Ltd. is the Buyer of certain subordinated commercial mortgage-backed securities ("CMBS") issued by securitization trusts (each a "Trust") with respect to pools of commercial mortgage loans, which pools qualify under sections 860A through 860G of the Internal Revenue Code as real estate mortgage investment conduits ("REMIC"), from Seller in accordance with the terms described below (each, a "CMBS Transaction"). For the avoidance of doubt, all CMBS Transactions between Seller and Buyer will be subject to the Repurchase Agreement, Annex I, Annex II, Annex I-A, and this Terms Annex (collectively, the "Agreement") and each purchased CMBS shall constitute a Purchased Security under this Agreement. Each CMBS Transaction shall constitute a sale by Seller to Buyer of the related CMBS. Capitalized terms used but not defined in this Terms Annex shall have the meanings ascribed to them in the Repurchase Agreement, Annex I or Annex I-A, as applicable.

        1.     Initial Purchased Securities and Purchase Date

               (a) The initial Purchased Securities subject to CMBS Transactions hereunder shall be those securities listed on Exhibit A hereto (the "Exhibit A Securities"), which Buyer shall purchase from Seller on March 1, 2005 (with respect to such Exhibit A Securities, the "Purchase Date"). The transfer of each Purchased Security by Seller to Buyer under the Agreement shall constitute a separate Transaction and shall be subject to the terms and conditions set forth in the Agreement.

               (b) Buyer hereby acknowledges and agrees that the Exhibit A Securities qualify as eligible Purchased Securities for CMBS Transactions hereunder.

               (c) The Purchase Price and Buyer's Margin Ratio specified on Exhibit A hereto for each Exhibit A Security shall remain in effect for the term of the applicable Transaction if Seller does not alter or dispose of any of such Exhibit A Securities; provided, however, that Seller may elect to terminate those Transactions with respect to the Purchased Securities identified on Exhibit A hereto as Purchased Securities No. 6, 8 and 9 prior to the Termination Date in accordance with Section 7 hereof, and such an early termination of a Transaction with respect to Purchased Security No. 6, 8 or 9 shall not affect the Purchase Price and Buyer's Margin Ratio for the remaining Exhibit A Securities subject to Transactions hereunder.

        2.     Determination of Pricing Rate and Payment of Price Differential

               (a) The Pricing Rate for each Transaction will be LIBOR plus the Relevant Spread and will be reset on each Reset Date.

               (b) All accrued Price Differential incurred in connection with each Transaction through the last day of the previous calendar month will be due and payable to Buyer on the Reset Date following the applicable month end.

        3. Determination of Purchase Price, Margin Ratio, Margin Excess Amount and Margin Deficit Amount

               (a) The Purchase Price shall be determined separately for all Purchased Securities within a Ratings Category based on the
               Purchase   Price  set  forth  in  the   Applicable   Table  which
               corresponds   to  the  Ratings   Category   for  such   Purchased
               Securities.

                (b) The Buyer's Margin Ratio shall be determined  separately for each Ratings Category based on the "Buyer's Margin Ratio" set forth in the Applicable Table corresponding to such Ratings Category.

               (c) If there is no Applicable Table, either because the Purchased Securities have been issued by fewer than five Trusts or because the Diversity Percentage exceeds a) 15% during any time period in which the Purchased Securities have been issued by eight or more Trusts or b) 25% during any time period in which the Purchased Securities have been issued by at least five Trusts but less than eight Trusts , then the Purchase Price and Buyer's Margin Ratio will be determined by Buyer in its sole discretion.

               (d) Margin Excess Amounts and Margin Deficit Amounts shall each be determined separately for each Ratings Category and then aggregated. If on a Reset Date there is determined to be a Margin Excess Amount with respect to a CMBS Transaction, then Seller may at its option, in lieu of sending notice to Buyer pursuant to Paragraph 4(b) of the Repurchase Agreement, instead elect to reprice such CMBS Transaction pursuant to Section 6 hereof.

        4.     Change in Ratings Category of Purchased Securities

               (a) If the rating on a particular Purchased Security is upgraded and such upgrade results in a change in the Ratings Category of such Purchased Security, then, at Seller's request, the resulting change in the Purchase Price and the Buyer's Margin Ratio of such Purchased Security shall be effected on the following Reset Date.

               (b) If the rating on a particular Purchased Security is downgraded and such downgrade results in a change in the Ratings Category of such Purchased Security, then the resulting change in the Purchase Price and the Buyer's Margin

               Ratio of such Purchased Security shall be effected automatically on the first business day after the date on which Buyer becomes aware of such downgrade.

               (c) If the rating on a particular Purchased Security is upgraded or downgraded and such upgrade or downgrade results in a change in the Ratings Category of such Purchased Security, then the resulting change in the Pricing Rate of such Purchased Security shall be effected automatically on the first Reset Date after the date of such upgrade or downgrade.

        5.     Change of Applicable Tables

               If a change in the number of Trusts included in the Purchased Securities or an increase or decrease of the Diversity Percentage rating causes a different Applicable Table to apply, then the resulting change in the Purchase Price and the Buyer's Margin Ratio of the applicable Purchased Securities shall be effected automatically on the first business day after the date on which Buyer becomes aware of such change.

        6.     Repricing

               If the Purchase Price of a Purchased Security is to be changed pursuant to the terms hereof, then as of the date on which such Purchase Price is to be changed (each, a "Repricing Date"), (i) the Repurchase Date with respect to the applicable Purchased Security will be accelerated automatically to the Repricing Date,
               (ii) the Repurchase Price and any other amounts owed by Seller with respect to such Transaction (excluding accrued Price Differential not yet due) shall be due and payable, (iii) Buyer shall be obligated to purchase such Purchased Security as a new Transaction at the new Purchase Price, and (iv) the amounts owing pursuant to subparagraphs (ii) and (iii) of this Section 6 shall be offset and any net amount shall be due and payable by Buyer or Seller, as applicable.

        7.     Early Termination of Transactions

               Seller may elect to terminate any Transaction and repurchase Purchased Securities from Buyer on five Business Days' notice. If Seller terminates any Transaction pursuant to the preceding sentence, including, without limitation, those Transactions referred to in Section 1(c) hereof, then Seller shall pay a termination fee (the "Exit Fee") on such early termination date. The Exit Fee shall be calculated as follows: the sum of (a) the product of (i) the Repurchase Price, multiplied by (ii) 0%, multiplied by (iii) an amount equal to the number of days remaining until the Repurchase Date divided by 365; plus (b) any costs, losses, damages or fees incurred in connection with any hedge entered into or unwound by Buyer in contemplation of such termination.

               The Seller shall pay the Exit Fee with respect to all Purchased Securities transferred to Seller on any such Repurchase Date that precedes the Termination

               Date with respect to such Purchased Securities. The acceleration of such Repurchase Date for any reason shall not excuse Seller from paying the Exit Fee, except if such acceleration results from (i) an Event of Default where the Buyer is the defaulting party or (ii) the occurrence of an Enforcement Event. No Exit Fee shall be paid for (i) a repricing pursuant to Section 6 of this Terms Annex, or (ii) a substitution of securities as permitted under the Agreement, provided that the Exit Fee shall be payable to Buyer upon any termination resulting from Buyer's election to not accept a substitution of securities.

               Notwithstanding anything to the contrary in this Section 7, if the rating on a particular Purchased Security is upgraded (the "Upgraded Security"), then Seller may within 90 days of such upgrade, repurchase such Upgraded Security without paying an Exit Fee, provided that Seller substitutes such Upgraded Security with one or more Purchased Securities which (i) have an aggregate Market Value equal to or in excess of the Market Value of the Upgraded Security at the time of such substitution and (ii) have the same rating that the Upgraded Security had immediately prior to its upgrade.

        8.     Control

               (a)  Seller  acknowledges  that  Buyer  will  not  enter  into  a
               Transaction with respect to a Purchased Security in a Ratings Category lower than Ba3/BB-/BB- unless Seller has Affirmative Control with respect to such Purchased Security. Seller shall deliver to Buyer no later than the Purchase Date for the relevant Purchased Security such documentation as Buyer may reasonably request to effect or confirm Buyer's right to exercise
               Affirmative Control with respect to such Purchased Security. Notwithstanding anything to the contrary herein, for so long as no Event of Default has occurred and is continuing with respect to Seller under the Agreement and any other agreement between Seller and Buyer, Buyer grants Seller a license to exercise Affirmative Control with respect to the Purchased Securities and pursuant to such license Seller shall have the sole and exclusive right to exercise Affirmative Control. Immediately upon notice by the Buyer to Seller of the occurrence of an Event of Default with respect to Seller, the foregoing license shall terminate automatically, and all rights of Affirmative Control shall automatically re-vest in Buyer until such time, if any, as such Event of Default is waived by Buyer in its sole discretion by written notice to Seller. Buyer and Seller shall enter into such agreements, give such notices and obtain such acknowledgements as may be necessary or desirable for Seller to have the right to exercise Affirmative Control prior to the occurrence of any Event of Default and for Buyer to have the right to exercise Affirmative Control upon the occurrence of such Event of Default on a Trust by Trust basis. This Paragraph 8(a) shall survive any transfer by Buyer of an interest in (including by way of pledge, sale, hypothecation, repurchase agreement or other means) the Purchased Securities and shall be binding on any transferee of the Purchased Securities and Buyer shall notify any purchaser of the Purchased Securities of this provision to the extent such transferee would otherwise have such rights. Seller shall indemnify and hold Buyer harmless from and against any and all losses, damages, liabilities, obligations, penalties, judgments and awards arising from or related to claims, and to pay, on demand, all direct and indirect costs, liabilities and damages incurred by Buyer (including, without limitation, costs of collection, reasonable third-party attorneys' fees, court costs and other expenses arising from or related to the foregoing, but excluding any actual or alleged diminution in the Market Value of any of the Purchased Securities, and any consequential or punitive damages) in connection with any action or failure to take action by Seller with respect to the foregoing license of Affirmative Control ("Control Costs"). In each case, whether or not demand has been made therefor, Buyer may, in its sole discretion, treat the Control Costs as a Margin Deficit. This indemnity shall survive the termination of this Agreement.

               (b) If Seller does not provide Buyer with Affirmative Control with respect to any Transaction relating to a Purchased Security in a Ratings Category lower than Ba3/BB-/BB-, then (i) Buyer shall have the right to cancel such Transaction and (ii) Seller agrees to pay to Buyer within five Business Days of notice (which date shall constitute a Repurchase Date) any Purchase Price paid by Buyer plus any accrued Price Differential plus any costs, losses, damages or fees incurred in connection with any hedge entered into or unwound by Buyer as a result of such cancellation.

               (c)  Seller  may  not  exercise   its  right  to  terminate   any
               Transaction  and  repurchase  Purchased  Securities  pursuant  to
               Section 7 of this Terms Annex with respect to Purchased Securities that are required by Seller for it to exercise Affirmative Control with respect to a Trust unless Seller also so accelerates with respect to all Purchased Securities issued by such Trust.


        9.     Certain Definitions

               "Affirmative Control" shall mean, with respect to any Purchased Security, the ability to exercise the rights of the Controlling Class (by whatever name denominated in the documents governing the applicable Trust) with respect to the Trust which issued such Purchased Securities or otherwise to direct, approve or consent to or vote on specified actions to be taken with respect to the underlying commercial mortgage loans or the applicable Trusts, or, if such Trust does not provide for a Controlling Class, to appoint, retain or remove the Trust's special servicer, such ability to be exercisable without interruption, regardless of any change in the Controlling Class or future reductions in the principal balance of the securities issued by the Trust.

               "Applicable Table" shall mean (i) on the date of this Terms Annex and until but not including such date as the portfolio of
               Purchased Securities under this Terms Annex ceases to be identical to that listed on Exhibit A hereto (except for changes to the portfolio of Purchased Securities listed on Exhibit A hereto due to the early termination of a Transaction as described in Section 1(c) hereof), the table in Exhibit A hereto; and (ii) thereafter shall mean "Table II" during any time period in which the Purchased Securities have been issued by more than eight Trusts and the Diversity Percentage does not exceed 15% or, if Table II is not applicable, then "Table I" during any time period in which the Purchased Securities have been issued by five or more Trusts and the Diversity Percentage does not exceed 25%.

               "Contiguous Affirmative Control" shall mean, with respect to any Purchased Securities, the ability of the holder of Related
               Purchased Securities to exercise Affirmative Control, without interruption, regardless of any change in the Controlling Class or future reductions in the principal balance of the Related
               Purchased  Securities,  unless  and  until  (i) only one  Related
               Purchased Security remains outstanding and (ii) such Related Purchased Security no longer qualifies as the Controlling Class.

               "Controlling Class" shall mean, with respect to each Trust, the class of certificates issued by it that vests the holders in the aggregate of such certificates with the right to appoint, retain or remove the transaction's special servicer (and to otherwise exercise the rights of the controlling class, however denominated in the issuing Trust's governing documentation).

               "Diversity Percentage" shall mean (a) the Repurchase Price of all Purchased Security issued by the single Trust whose Purchased Securities have the highest aggregate Repurchase Price divided by
               (b) the Repurchase Price of all Purchased Securities.

               "LIBOR" shall mean the rate for deposits in U.S. Dollars for a period of one month (or such other period as mutually agreed upon by the Buyer and Seller) as such rate appears on Telerate Page 3750 as of 11:00 a.m., London Time, on the day that is two "London Business Day" (meaning a day on which commercial banks are open for business in London) preceding a given Reset Date. If such rate does not appear on the Telerate Page 3750, the rate for that Reset Date shall be determined by reference to "USD-LIBOR-Reference Banks." "USD-LIBOR-Reference Banks" means, for purposes of this definition, the rates at which deposits in U.S. Dollars are offered by four reference banks selected by Buyer at approximately 11:00 a.m., London time, on the day that is two London Business Days preceding a given Reset Date to prime banks in the London interbank market for a period equal to one month commencing on that Reset Date and in a representative amount. Buyer shall request the principal London office of each of the reference banks to provide a quotation of its LIBOR rate. If at least two such quotations are received, the rate for the Reset Date will be the arithmetic mean of such quotations. If fewer than two quotations are received, the rate for that Reset Date will be the arithmetic mean of the rates quoted by major banks in New York City (selected by Buyer), at approximately 11:00 a.m. New York City time on that Reset Date, for loans in U.S. Dollars to leading European banks for a period of one month commencing on that Reset Date and in a representative amount.

               "Maximum Amount" shall equal $200,000,000.

               "Ratings Category" means the following groupings of ratings, each of which shall be a separate Ratings Category:

                           (i)  BBB-/Baa3/BBB- or above

                          (ii)  Ba1/BB+/BB+

                         (iii)  Ba2/BB/BB

                          (iv)  Ba3/BB-/BB-

                           (v)  B1/B+/B+

                          (vi)  B2/B/B

                         (vii)  B3/B-/B-

                        (viii)  Below B3/B-/B- or Not Rated

               The foregoing ratings are as published by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Fitch Ratings (in that order) on Purchased Securities. If more than one rating agency rates the Purchased Securities, the lowest of the ratings shall set the Ratings Category. If either (i) no rating agency rates the Purchased Securities or (ii) any rating agency withdraws its rating of the Purchased Securities for reasons specified by such rating agency that relate to the credit or structure of such Purchased Securities, the Ratings Category "Not Rated" shall apply unless otherwise agreed upon by Buyer in its sole discretion.

               "Relevant Spread" means, to the extent that the LIBOR maturity is one month, for each Purchased Security the applicable amount set forth below corresponding to the Ratings Category for such Purchased Security as of the Purchase Date and on each subsequent Reset Date:

                                    Ratings
                                    -------
                                    Category
                                    --------
                         BBB-/Baa3/BBB-             0.50%
                         or above
                         Ba1/BB+/BB+                0.85%
                         Ba2/BB/BB                  0.85%
                         Ba3/BB-/BB-                0.85%
                         B1/B+/B+                   1.25%
                         B2/B/B                     1.25%
                         B3/B-/B-                   1.25%
                         Below B3/B-/B- or
                            Not Rated               1.70%

               If the Buyer and Seller agree to use a LIBOR maturity other than one month, the Buyer and Seller shall use such other Relevant Spreads as are mutually agreed upon by the Buyer and Seller.

               "Related Purchased Securities" shall mean any CMBS issued by the issuing trust that issued the Purchased Securities.

               "Reset Date" shall mean the date on which LIBOR is reset with respect to a Transaction, which date shall be the first (1st) day (or, if such day is not a Business Day, the next following Business Day unless that day falls in the next calendar month, in which case that date will be the first preceding day that is a Business Day) of each calendar month or on such other date as Buyer may specify in the Confirmation in connection with such Transaction.

               "Termination Date" shall mean March 1, 2006.


        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Terms Annex as of this 1st day of March, 2005.




LIQUID FUNDING, LTD.                       CT LF FUNDING CORP.



By:/s/ Niamh Walsh                         By:  /s/ Brian H. Oswald
   ---------------                              -------------------
   Name: Niamh Walsh                            Name: Brian H. Oswald
         -----------                                  ---------------
   Title: Joint Chief Executive Officer         Title: Chief Financial Officer
          -----------------------------                -----------------------

                                     Table I
                                     -------
                                 (5 to 7 Trusts)
                       (Maximum Diversity Percentage: 25%)


--------------------------------------------------------------------------------
Ratings Category                        Purchase Price    Buyer's Margin Ratio
--------------------------------------------------------------------------------
BBB/Baa2/BBB or above                         80%                  82%
--------------------------------------------------------------------------------
BBB-/Baa3/BBB-                               77.5%                79.5%
--------------------------------------------------------------------------------
Ba1/BB+/BB+ or above                          55%                  65%
--------------------------------------------------------------------------------
Ba2/BB/BB                                     50%                  60%
--------------------------------------------------------------------------------
Ba3/BB-/BB-                                   50%                  60%
--------------------------------------------------------------------------------
B1/B+/B+                                      35%                  45%
--------------------------------------------------------------------------------
B2/B/B                                        35%                  45%
--------------------------------------------------------------------------------
B3/B-/B-                                      35%                  45%
--------------------------------------------------------------------------------
Below B2/B-/B- or Not Rated                   20%                  30%
--------------------------------------------------------------------------------



                                    Table II
                                    --------
                               (8 or More Trusts)
                       (Maximum Diversity Percentage: 15%)


--------------------------------------------------------------------------------
Ratings Category                         Purchase Price    Buyer's Margin Ratio
--------------------------------------------------------------------------------
BBB/Baa2/BBB or above                          85%                  87%
--------------------------------------------------------------------------------
BBB-/Baa3/BBB-                                82.5%                84.5%
--------------------------------------------------------------------------------
Ba1/BB+/BB+                                    67%                  72%
--------------------------------------------------------------------------------
Ba2/BB/BB                                      67%                  72%
--------------------------------------------------------------------------------
Ba3/BB-/BB-                                    67%                  72%
--------------------------------------------------------------------------------
B1/B+/B+                                       40%                  50%
--------------------------------------------------------------------------------
B2/B/B                                         40%                  50%
--------------------------------------------------------------------------------
B3/B-/B-                                       40%                  50%
--------------------------------------------------------------------------------
Below B3/B-/B- or Not Rated                    25%                  35%
--------------------------------------------------------------------------------